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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

          1. The Annual Report on Form 10-K of SPSS Inc. for the period ended December 31, 2004, as amended by this Amendment No. 1 to Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.

                                          By:        /s/ JACK NOONAN
                                            ------------------------------------
                                                        Jack Noonan
                                               President and Chief Executive
                                                           Officer

Date: April 22, 2005